Exhibit 99.5

CONSENT

We hereby consent to the reference to our valuation of the Radisson Blu Hotel and Centre Ville Apart Hotel in Bucharest, Romania, as of December 31, 2014, 2013, and 2012, appearing in this Current Report on Form 8-K of Elbit Imaging Ltd., and to the incorporation by reference of this Current Report in the Registration Statement on Form F-1 or F-3 (Registration No. 333-172122) and in the Registration Statements on Form S-8 (Registration No. 333-117509, No. 333-130852, No. 333-136684 and No. 333-152820) of Elbit Imaging Ltd.

This consent is not to be construed as an admission that we are an expert or that we are a person whose consent is required to be filed under the provisions of the Securities Act of 1933, as amended.

/s/ Colliers International
Colliers International

Bucharest, Romania
March 26, 2015